UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	33-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 31, 2022, Arcturus Therapeutics Holdings Inc. (“Arcturus”) entered into a cost reimbursement contract (the “Contract”) with the Biomedical Advanced Research and Development Authority (“BARDA”) of the U.S. Department of Health and Human Services to support the development of a low-dose pandemic influenza candidate based on Arcturus’ proprietary self-amplifying messenger RNA-based vaccine platform.

The Contract is to support Arcturus’ non-clinical and pre-clinical development, early-stage clinical development through Phase 1, and associated drug product manufacturing, regulatory and quality-assurance activities over a period of three years. The Contract provides for reimbursement by BARDA of Arcturus’ permitted costs incorporated into the Contract, up to $63.2 million. The Contract does not include the purchase of any pandemic influenza vaccine that eventually may be developed. The Contract is terminable by BARDA at any time under specified circumstances, including for convenience.

This “partnership” with Arcturus is part of BARDA’s ongoing efforts to bolster pandemic preparedness and response capabilities by investing in innovative medical counter-measures that can help prevent the medical consequences that result from outbreaks caused by pandemic influenza and emerging infectious diseases.

The foregoing is only a summary of the material terms of the Contract, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Contract that will be filed as an exhibit to Arcturus’ Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 31, 2022
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: September 1, 2022
	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer